SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 22, 2003
                                                --------------------------------


                         Delta Woodside Industries, Inc.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                          ---------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

            1-10095                                     57-0535180
-----------------------                         ---------------------------
(Commission File Number)                       (IRS Employer Identification No.)

P.O. Box 6126, 100 Augusta Street, Greenville, South Carolina          29606
-------------------------------------------------------------        ---------
         (Address of Principal Executive Offices)                    (Zip Code)

                                 (864) 255-4122
                                 --------------
               (Registrant's Telephone Number Including Area Code)

                                 Not Applicable
                      ----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)








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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     99.1 Press release issued by Delta Woodside Industries, Inc. on April 22, 2003.

ITEM 9.  REGULATION F-D DISCLOSURE.

On April 22, 2003, Delta Woodside Industries, Inc. issued its financial results release for the fiscal quarter ended March 29, 2003. The financial results release is set forth as Exhibit 99.1 to this Current Report and is incorporated herein by reference. Bill Garrett, President and CEO, will hold an analyst conference call on Wednesday April 23, 2003 at 9:30 A.M. eastern time to discuss financial results and give a business update. The conference call will be
broadcast        through       the       Company's       web       site       at
http://deltawoodside.com/investorrelations.htm. A replay of the webcast will be available within one hour of the call and will be archived at the above address for 30 days following the release.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information set forth under Item 9 above is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DELTA WOODSIDE INDUSTRIES, INC.


Date:  April 22, 2003                By: /s/ W. H. Hardman, Jr.
                                     ----------------------------------
                                     W.H. Hardman, Jr.
                                     Chief Financial Officer

                                    EXHIBITS

     99.1 Press release issued by Delta Woodside Industries, Inc. on April 22, 2003.